                                                                  Exhibit 10(e)

                                                            [EXECUTION VERSION]

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This AMENDMENT, dated as of August 29, 2003 (this "Amendment"), is made to that certain Revolving Credit Facility Agreement, dated as of April 22, 2003 (the "Credit Agreement"), among TXU Energy Company LLC, a Delaware limited liability company ("Energy"), Oncor Electric Delivery Company, a Texas corporation ("Oncor", and, together with Energy, the "Borrowers"), the lenders party thereto (the "Lenders") and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Agent") and as fronting bank for the Letters of Credit issued thereunder (in such capacity, the "Fronting Bank").


                             PRELIMINARY STATEMENT:


         The Borrowers, the Lenders, the Agent and the Fronting Bank previously entered into the Credit Agreement. The Borrowers have requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         Section 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3, subsection (f) of Article VI of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


        (f) TXU shall no longer own, directly or indirectly, all the outstanding common stock or common members' interest in such Borrower or any permitted successor to such Borrower (which shall constitute an Event of Default for the Borrower in which TXU has ceased to own, directly or indirectly, 100% of such common stock or common members' interest), or Energy shall no longer own, directly or indirectly, 100% of the common stock, common members' interest or partnership interests in TXU Generation Company LP, TXU Portfolio Management Company LP or TXU Energy Retail Company LP (which shall constitute an Event of Default for Energy); provided, however, that Energy may sell in an initial public offering up to 20% of the equity interests in any Subsidiary comprising generating assets of Energy;

        Section 3. Conditions of Effectiveness.

        (a) This Amendment shall become effective as of the date first set forth above when and if the Agent shall have received from the Required Lenders and the Borrowers signed counterparts of this Amendment; and

        (b) Section 2 of this Amendment shall become effective on the date (the "Amendment Date") when and if the Agent shall have received:

       (i) a certificate of a Secretary or Assistant Secretary of each Borrower, dated the Amendment Date, certifying:

           (A) that attached thereto is a copy of the certificate of incorporation, including all amendments thereto, of the applicable Borrower, certified as of a recent date by the Secretary of State of the state of Texas or Delaware, as applicable, which has not been amended since the date of the last amendment thereto shown on an attached certificate of good standing of the applicable Borrower as of a recent date from such Secretary of State;

           (B) that attached thereto is a true and complete copy of the bylaws of the applicable Borrower as in effect on the Amendment Date and at all times since a date prior to the date of the resolutions described in (C)below;

           (C) that attached thereto are true and complete copies of resolutions duly adopted by the Board of Directors of the applicable Borrower authorizing the execution and delivery by the applicable Borrower of this Amendment, the Extensions of Credit to be made under the Credit Agreement, as amended, and the performance by the applicable Borrower of all of its obligations under the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

           (D) as to the incumbency and specimen signature of each officer executing this Amendment and any other document delivered in connection herewith on behalf of the applicable Borrower; and

           (E) that no action, consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the applicable Borrower of this Amendment or the Amended Credit Agreement;

           (F) the representations and warranties of the applicable Borrower set forth in Section 4 are true and correct on and as of the Amendment Date as though made on and as of such date; and

           (G) no event has occurred and is continuing that constitutes a Default or an Event of Default under the Amended Credit Agreement.

      (ii) a certificate of another duly authorized officer of each Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and

      (iii) favorable legal opinions of the following, in form and substance satisfactory to the Agent:

                                                                            3
           (A) Hunton & Williams LLP, counsel to the Borrowers;

           (B) Thelen Reid & Priest LLP, special New York counsel to the Borrowers; and

           (C) King & Spalding LLP, special New York counsel to the Agent.

      Section 4. Representations and Warranties. Each Borrower represents and warrants that (a) the representations and warranties contained in Article III of the Credit Agreement (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Amended Credit Agreement) are true and correct on and as of the Amendment Date as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default under the Amended Credit Agreement.

      Section 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Agent or the Fronting Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

      Section 6. Costs, Expenses and Taxes. Energy agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and all reasonable costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, Energy agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent, the Fronting Bank and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

      Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

      Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.


                           [Signature pages to follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                             TXU ENERGY COMPANY LLC



                             By /s/ Kirk R. Oliver
                                -------------------------------------------
                                  Name:   Kirk R. Oliver
                                  Title:  Treasurer and Assistant Secretary



                             ONCOR ELECTRIC DELIVERY COMPANY



                             By /s/ Kirk R. Oliver
                                -------------------------------------------
                                  Name:   Kirk R. Oliver
                                  Title:  Treasurer and Assistant Secretary

                             JPMORGAN CHASE BANK



                             By /s/ Robert W. Traband
                                ------------------------------------------
                                Name:   Robert W. Traband
                                Title:  Vice President

                             ABN AMRO BANK N.V.



                             By /s/ Kris A. Grosshans
                                -------------------------------------
                                Name:   Kris A. Grosshans
                                Title:  Senior Vice President



                             By /s/ Frank T. J. Van Deur
                                ------------------------------------
                                Name:   Frank T. J. Van Deur
                                Title:  Vice President

                             BANK ONE, NA (Main office Chicago)



                             By /s/ Jane A. Bek
                                -------------------------------------
                                Name:   Jane A. Bek
                                Title:  Director

                             CITIBANK, N.A.



                             By /s/ Sandip Sen
                                --------------------------------------
                                Name:   Sandip Sen
                                Title:  Managing Director

                                                                        S-6
                           CREDIT SUISSE FIRST BOSTON



                           By /s/ James P. Moran
                              -------------------------------------
                                Name:   James P. Moran
                                Title:  Director



                           By /s/ Denise L. Alvarez
                              ------------------------------------
                                Name:   Denise L. Alvarez
                                Title:  Associate

                            LEHMAN COMMERCIAL PAPER INC.



                            By /s/ Jane E. Gillard
                               -------------------------------------
                                 Name:   Jane E. Gillard
                                 Title:  Authorized Signatory

                            MELLON BANK, N.A.



                            By /s/ Roger E. Howard
                             ---------------------------------------
                               Name:   Roger E. Howard
                               Title:  Vice President

                            MERRILL LYNCH BANK USA



                            By /s/ Louis Alder
                               ---------------------------------------
                                 Name:   Louis Alder
                                 Title:  Vice President

                            WACHOVIA BANK, NATIONAL ASSOCIATION



                            By /s/ Rotcher Watkins
                               -------------------------------------------
                               Name:   Rotcher Watkins
                               Title:  Managing Director

                                     [INTENTIONALLY LEFT BLANK]

                            CREDIT LYONNAIS NEW YORK BRANCH



                            By /s/ Olivier Audemard
                               --------------------------------
                               Name:   Olivier Audemard
                               Title:  Senior Vice President

                             UBS AG, CAYMAN ISLANDS BRANCH



                             By /s/ Patricia O'Kicki
                                ---------------------------------------------
                                  Name:   Patricia O'Kicki
                                  Title:  Director



                             By /s/ Wilfred V. Saint
                                ---------------------------------------------
                                  Name:   Wilfred V. Saint
                                  Title:  Associate Director
                                          Banking Products
                                          Services, US